UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2024

Diversified Healthcare Trust

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-15319	04-3445278
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place,
255 Washington Street, Suite 300
Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-796-8350

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title Of Each Class	Trading Symbol(s)	Name Of Each Exchange On Which Registered
Common Shares of Beneficial Interest	DHC	The Nasdaq Stock Market LLC
5.625% Senior Notes due 2042	DHCNI	The Nasdaq Stock Market LLC
6.25% Senior Notes due 2046	DHCNL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, the terms “we”, “us”, “our” and “the Company” refer to Diversified Healthcare Trust.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 31, 2024, our Board of Trustees (the “Board”) approved and adopted our Fourth Amended and Restated Bylaws (the “Amended Bylaws”), to (1) eliminate provisions which, subject to certain exceptions, allowed for the resolution of disputes, claims or controversies brought by a shareholder against us or any Trustee, officer, manager, agent or employee of us on such shareholder’s own behalf, on behalf of us or on behalf of any series or class of shares or shareholders, including derivative and class actions, through binding and final arbitration in accordance with specified procedures, and (2) make certain clarifying, administrative and conforming changes.

The foregoing description of our Amended Bylaws is not complete and is subject to and qualified in its entirety by reference to the Amended Bylaws, a copy of which is filed as Exhibit 3.5 to this Current Report on Form 8-K and incorporated herein by reference. In addition, a marked copy of our Amended Bylaws indicating changes made to our bylaws as they existed immediately prior to the adoption of our Amended Bylaws is filed as Exhibit 3.6 to this Current Report on Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Company’s annual meeting of shareholders held on May 31, 2024 (the “2024 Annual Meeting”), the Company’s shareholders voted on the election of seven Trustees to the Board each for a one year term of office continuing until the Company’s 2025 annual meeting of shareholders and until her, his or their respective successor is duly elected and qualifies. The following persons were elected as Trustees and received the following votes:

Nominee	Votes For	Withhold	Broker Non-Votes
Christopher J. Bilotto	159,793,584	32,422,061	28,024,770
John L. Harrington	157,753,564	34,462,081	28,024,770
Lisa Harris Jones	148,427,736	43,787,909	28,024,770
Phyllis M. Hollis	160,025,263	32,190,382	28,024,770
Dawn K. Neher	160,315,218	31,900,427	28,024,770
Adam D. Portnoy	131,493,081	60,722,564	28,024,770
Jeffrey P. Somers	142,245,952	49,969,693	28,024,770

The Company’s shareholders also voted on a non-binding advisory resolution on the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K in the Company’s proxy statement relating to the 2024 Annual Meeting. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
154,465,115	37,498,438	252,092	28,024,770

The Company’s shareholders also ratified the appointment of Deloitte & Touche LLP as the Company’s independent auditors to serve for the 2024 fiscal year. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
187,203,902	32,665,377	371,136	–

The results reported above are final voting results.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description
3.5	Fourth Amended and Restated Bylaws of the Company, adopted May 31, 2024 (Filed herewith)
3.6	Fourth Amended and Restated Bylaws of the Company, adopted May 31, 2024 (marked copy) (Filed herewith)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIVERSIFIED HEALTHCARE TRUST

By:	/s/ Matthew C. Brown
Name:	Matthew C. Brown
Title:	Chief Financial Officer and Treasurer

Date: June 4, 2024